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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  September 13, 2002


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                    1-2691               13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                           (817) 963-1234
                  (Registrant's telephone number)







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Item 5.   Other Events

American Airlines, Inc., a wholly owned subsidiary of AMR Corporation, is providing herewith actual unit cost, fuel, traffic and capacity results for the months of July and August 2002, along with current expectations for September 2002 and the fourth quarter of 2002.



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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  September 13, 2002


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AMR EAGLE EYE

                                        September 13, 2002

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, and demand, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 on the Company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, and changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2001.


Monthly Update


This Eagle Eye update includes actual unit cost, fuel, traffic and capacity results for the months of July and August 2002, along with our current expectations for September and the fourth quarter of 2002.

Unit costs so far this quarter are trending in line with our prior expectation of a 3.5% decline year-over-year for the third quarter. However, fuel price has trended up during the 3rd quarter and remain persistently high. Bookings for September have been generally weaker than we had been expecting, especially in the weeks around the September 11th anniversary.

Please call if you have questions.




                                    Michael Thomas
                                    Director, Investor Relations

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AMR EAGLE EYE


Unit Costs

AMR Consolidated Cost per ASM (in cents)
                           Actual Actual    ---------Forecast----------
                            July  August September October November December
    AMR Cost per ASM        10.7   10.7    11.6      11.6    11.7     11.5
     Yr/Yr B/(W)             1.1%   2.0%   11.7%      1.4%    4.2%    (2.3%)

American Mainline Operations Cost per ASM (in cents)
                           Actual Actual    ----------Forecast----------
                            July  August September October November December

    AA Cost per ASM         10.3   10.3    11.2      11.3    11.4     11.1
     Yr/Yr B/(W)             1.0%   1.9%   11.5%      1.2%    3.8%    (2.8%)


Capacity, Traffic and Fuel

                                Actual Actual      -----------Forecast---------
                               July  August September October November December
AA Mainline Ops:
  Capacity yr/yr H/(L)        (8.5%) (9.1%)   15.5%     7.5%    7.7%     5.6%
  Traffic yr/yr H/(L)         (9.7%) (9.3%)   27.0%    21.6%   12.1%     7.9%

  Fuel(cents/gal incl. tax)     77     77       85       87      88       89
  Fuel cost/gal yr/yr B/(W)    6.4%   3.4%    (2.8%)  (10.6%) (20.2%)  (36.6%)
  Fuel Consumption (mil. gal.) 291    289      261      267     256      266


American Eagle:
  Capacity yr/yr H/(L)        (5.7%)(6.5%)    11.9%     7.1%   15.4%    17.3%
  Traffic yr/yr H/(L)          1.1% (0.3%)    48.3%    24.1%    24.0%   23.5%


Note: Both AMR Consolidated and AA Mainline include TWA LLC operations in 2002
Note: TWA LLC became part of AA/AMR on April 10th, 2001